provisions	12 Months Ended
Dec. 31, 2017
provisions
provisions

25provisions

(millions)	Asset retirement obligation	Employee- related	Written put options	Other	Total
As at January 1, 2016	$377	$109	$46	$98	$630
Additions 1	15	113	17	54	199
Use	(9)	(141)	(54)	(41)	(245)
Reversal	—	(4)	—	(8)	(12)
Interest effect 2	(44)	—	1	—	(43)
Foreign exchange effects	—	—	(10)	—	(10)

As at December 31, 2016	339	77	—	103	519
Additions 1	13	39	71	58	181
Use	(6)	(75)	—	(40)	(121)
Reversal 3	(53)	(5)	(11)	(1)	(70)
Interest effect 2	58	—	2	—	60
Foreign exchange effects	—	—	1	—	1

As at December 31, 2017	$351	$36	$63	$120	$570

Current	$11	$76	$—	$37	$124
Non-current	328	1	—	66	395

As at December 31, 2016	$339	$77	$—	$103	$519

Current	$6	$35	$—	$37	$78
Non-current	345	1	63	83	492

As at December 31, 2017	$351	$36	$63	$120	$570

(1)	Employee-related additions are net of share-based compensation of $(7) (2016 — $4).
(2)

The difference of $47 (2016 — $(55)) between the interest effect in this table and the amount disclosed in Note 9 is in respect of the change in the discount rates applicable to the provision, such difference being included in the cost of the associated asset(s) by way of being included with (netted against) the additions detailed in Note 17.

(3)	The written put option reversal is an adjustment to the Voxpro Limited purchase price allocation disclosed in Note 18(b).

Asset retirement obligation

We establish provisions for liabilities associated with the retirement of property, plant and equipment when those obligations result from the acquisition, construction, development and/or normal operation of the assets. We expect that the cash outflows in respect of the balance accrued as at the financial statement date will occur proximate to the dates these assets are retired.

Employee-related

The employee-related provisions are largely in respect of restructuring activities (as discussed further in Note 16(b)). The timing of the cash outflows in respect of the balance accrued as at the financial statement date is substantially short-term in nature.

Written put options

In connection with certain business acquisitions, we have established provisions for written put options in respect of non-controlling interests. No cash outflows for the written put options outstanding at December 31, 2017, are expected prior to their initial exercisability in 2021.

Other

The provisions for other include: legal claims; non-employee related restructuring activities (as discussed further in Note 16); and contract termination costs and onerous contracts related to business acquisitions. Other than as set out following, we expect that the cash outflows in respect of the balance accrued as at the financial statement date will occur over an indeterminate multi-year period.

As discussed further in Note 29, we are involved in a number of legal claims and we are aware of certain other possible legal claims. In respect of legal claims, we establish provisions, when warranted, after taking into account legal assessments, information presently available, and the expected availability of recourse. The timing of cash outflows associated with legal claims cannot be reasonably determined.

In connection with certain business acquisitions, we have established provisions for contingent consideration, contract termination costs and onerous contracts acquired. In respect of contract termination costs and onerous contracts acquired, cash outflows are expected to occur through mid-2018.